Net finance expense	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
Net finance expense	Net finance expense
Recognized in profit or loss

(in thousands of USD)	2023	2022	2021
Interest income	20,620	7,063	1,896
Income on recycling hedges from OCI into P&L	25,749	—	—
Change in fair value of fuel derivatives recognized in P&L	3,210	6,132	1,668
Foreign exchange gains	17,590	13,945	11,370
Finance income	67,168	27,140	14,934

Interest expense on financial liabilities measured at amortized cost	(132,268)	(85,418)	(57,961)
Interest leasing	(631)	(1,237)	(2,378)
Change in fair value of fuel derivatives recognized in P&L	(8,276)	(26,388)	(8,966)
Fair value adjustment on interest rate swaps	37	(507)	(78)
Other financial charges	(13,513)	(5,930)	(14,265)
Foreign exchange losses	(17,246)	(13,529)	(11,893)
Finance expense	(171,897)	(133,009)	(95,541)

Net finance expense recognized in profit or loss	(104,729)	(105,869)	(80,607)

Finance income is higher during the year ended December 31, 2023 compared to December 31, 2022 which is mainly due to the positive impact of the unwinding of the interest rate swaps following the repayment and the termination of the financial liabilities (see Note 17).

Finance expenses increased during the year ended December 31, 2023 compared to December 31, 2022. This is mainly due to an increase in interest expenses on financial liabilities partially offset by a decrease in change in fair value of fuel derivatives recognized through P&L. The increased interest expenses on financial liabilities are mainly related to an increase in interest expenses on bank loans due to a higher average interest rate swaps despite a lower average outstanding debt compared to the period ended December 31, 2022. The decreased expense in change in fair value of fuel derivatives is mainly due to the lower negative result on the fuel derivatives related to the hedging program of the bunker fuel on board of the Oceania.

The increase in other financial charges is mainly due to the refinancing of the previous financial liabilities (see Note 17). Following this transaction, the respective remaining transaction costs of the previous facilities have been expensed immediately in profit and loss.

Interest leasing is the interest on lease liabilities.

The above finance income and expenses include the following in respect of assets (liabilities) not recognized at fair value through profit or loss:

	2023	2022	2021
Total interest income on financial assets	46,368	7,063	1,896
Total interest expense on financial liabilities	(132,268)	(85,418)	(57,961)
Total interest leasing	(631)	(1,237)	(2,378)
Total other financial charges	(13,513)	(5,930)	(14,265)
Recognized directly in equity

(in thousands of USD)	2023	2022	2021
Foreign currency translation differences for foreign operations	259	(477)	(482)
Cash flow hedges - effective portion of changes in fair value	(6,164)	30,657	9,852
Net finance expense recognized directly in equity	(5,905)	30,180	9,370
Attributable to:
Owners of the Company	(5,905)	30,180	9,370
Net finance expense recognized directly in equity	(5,905)	30,180	9,370
Recognized in:
Translation reserve	259	(477)	(482)
Hedging reserve	(6,164)	30,657	9,852